LAZARD RETIREMENT SERIES, INC.

Supplement to Prospectus dated May 1, 2005

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard Retirement International Equity Portfolio and Lazard Retirement International Equity Select Portfolio. Each Portfolio is managed on a team basis. This information replaces any contrary information contained in the Prospectus.

Retirement International Equity Portfolio—John R. Reinsberg (since inception), Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003) and Michael G. Fry (since November 2005)

Retirement International Equity Select Portfolio—John R. Reinsberg, Gabrielle M. Boyle, Michael A. Bennett, Michael Powers and Michael G. Fry

Biographical Information of Principal Portfolio Managers

The following information is added to the "Biographical Information of Principal Portfolio Managers" section of the Prospectus:

Michael G. Fry. Mr. Fry joined the Investment Manager in 2005 and also is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to that time, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

Dated: November 15, 2005